Stifel 2018 Transportation & Logistics Conference | February 13, 2018

2 Forward-Looking Statements Statements in this Presentation not based on historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and, accordingly, involve known and unknown risks and uncertainties that are difficult to predict and could cause our actual results, performance, or achievements to differ materially from those discussed. These statements include statements as to our future expectations, beliefs, plans, strategies, objectives, events, conditions, financial performance, prospects, or future events. In some cases, forward-looking statements can be identified by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would”, and similar words and phrases. Forward-looking statements are necessarily based on estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the date they are made, and are not guarantees of future performance. We do not undertake any obligation to publicly update or revise these forward-looking statements. The following factors, in addition to those discussed in our other filings with the SEC, including our Form 10-K for the year ended December 31, 2016 and subsequent reports on Form 10-Q, could cause actual results to differ materially from our current expectations expressed in forward-looking statements: • exposure to damages, fines, criminal and civil penalties, and reputational harm arising from a negative outcome in litigation, including claims arising from an accident involving our railcars • inability to maintain our assets on lease at satisfactory rates due to oversupply of railcars in the market or other changes in supply and demand • weak economic conditions and other factors that may decrease demand for our assets and services • decreased demand for portions of our railcar fleet due to adverse changes in the price of, or demand for, commodities that are shipped in our railcars • higher costs associated with increased railcar assignments following non-renewal of leases, customer defaults, and compliance maintenance programs or other maintenance initiatives • events having an adverse impact on assets, customers, or regions where we have a concentrated investment exposure • financial and operational risks associated with long-term railcar purchase commitments • reduced opportunities to generate asset remarketing income • operational and financial risks related to our affiliate investments, including the Rolls-Royce & Partners Finance joint ventures • the impact of changes to the Internal Revenue Code as a result of the recently enacted Tax Cuts and Jobs Act, and uncertainty as to how this legislation will be interpreted and applied • fluctuations in foreign exchange rates • failure to successfully negotiate collective bargaining agreements with the unions representing a substantial portion of our employees • changes in railroad operations that could decrease demand for railcars either due to increased railroad efficiency or decreased attractiveness of rail service relative to other modes • the impact of regulatory requirements applicable to tank cars carrying crude, ethanol, and other flammable liquids • asset impairment charges we may be required to recognize • deterioration of conditions in the capital markets, reductions in our credit ratings, or increases in our financing costs • competitive factors in our primary markets, including competitors with a significantly lower cost of capital than GATX • risks related to international operations and expansion into new geographic markets • changes in, or failure to comply with, laws, rules, and regulations • inability to obtain cost-effective insurance • environmental remediation costs • inadequate allowances to cover credit losses in our portfolio • inability to maintain and secure our information technology infrastructure from cybersecurity threats and related disruption of our business

HISTORY AND BUSINESS OVERVIEW 120 The following presentation contains unaudited financial information

4 GATX’s 120-Year History 1898 Established as railcar lessor with 28 railcars 1919 Initiated quarterly dividend 1936 Began rail investment in Canada 1994 Began rail investment in Europe & Mexico 1996 Began locomotive investment 1998 Formed Rolls-Royce Partners and Finance (RRPF) Affiliates 1973 Acquired American Steamship Company (ASC) 2012 & 2013 Began rail investments in India and Russia 2018 $7.9 billion* in assets and more than 144,000 wholly-owned railcars worldwide *Assets on- and off-balance sheet as of 12/31/2017

5 GATX Today – Business Segments AMERICAN STEAMSHIP COMPANY  Largest US-flagged vessel operator on the Great Lakes  Operates a fleet of efficient self-unloading ships  Exceptional safety record and leader in Great Lakes environmental matters 68% 17% 7% 4% 4% PORTFOLIO MANAGEMENT  RRPF affiliates are the largest lessors of Rolls-Royce aircraft spare engines worldwide  Over $2.1 billion of committed lease receipts at RRPF RAIL NORTH AMERICA  One of the largest railcar lessors  Diversified fleet of more than 120,000 wholly owned railcars and more than 600 locomotives  Strong customer credit quality, diversification in car types and commodities carried  Over $3.2 billion in committed lease receipts RAIL INTERNATIONAL  GATX Rail Europe (GRE) is one of the largest European tank car lessors  Strong customer credit quality, diversification in car types, geography and commodities carried  Largest railcar lessor in India $7.9 billion NBV* NET BOOK VALUE OF ASSETS 68% Rail North America 17% Rail International 7% Portfolio Management 4% ASC 4% Other *Assets on- and off-balance sheet as of 12/31/2017 As of 12/31/2017

6 Straightforward and Proven Business Model Railcar leasing is our core. BUY the railcar at an economically attractive and competitively advantaged price LEASE the railcar to a quality customer at an attractive rate for a term that reflects the business cycle SERVICE the railcar in a manner that maximizes safety, in-use time and customer satisfaction MAXIMIZE the value of the railcar by selling or scrapping at the optimal time

7 27% 26%17% 12% 7% 11% GATX Rail North America Overview WHOLLY OWNED FLEET COUNT 120,000+ CAR TYPE COUNT 160+ AVERAGE FLEET AGE 20 Years LOCOMOTIVE COUNT 600+ NUMBER OF CUSTOMERS ~900 COUNTRIES OF OPERATIONS US, Canada, & Mexico INDUSTRIES SERVED2017 OVERVIEW UTILIZATION* *Excludes boxcar fleet 27% Chemicals 26% Refiners & Other Petroleum 17% Railroads & Other Transports 12% Food & Agriculture 7% Mining, Minerals & Aggregates 11% Other Based on 2017 Rail North America Revenue As of 12/31/2017As of 12/31/2017 94% 99% 99% 86% 88% 90% 92% 94% 96% 98% 100% 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 90% 98% 96%

8 67 63 41 35 45 60 62 66 54 32 3314% 5% -11% -16% 7% 26% 35% 39% 32% -20% -28% -40% -30% -20% -10% 0% 10% 20% 30% 40% 50% 0 10 20 30 40 50 60 70 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Renewal Lease Term (left axis) Lease Price Index (right axis) Managing Rate & Term Through Cycles GATX quickly adapts to changing market conditions by utilizing our strong customer relationships and the diversity of our fleet to adjust rate and term. STRONG MARKET STRONG MARKET 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018* Approximate # of railcars scheduled for renewal 20,000 17,500 15,000 17,000 21,000 20,000 21,000 20,000 17,000 12,500 15,100 13,900 Renewal Success Rate 73% 60% 54% 62% 77% 82% 81% 86% 81% 67% 75% N/A Utilization** 98% 98% 96% 97% 98% 98% 99% 99% 99% 99% 98% N/A M O N T H S WEAK MARKET *As of 12/31/2017 **Excludes boxcar fleet LPI = Lease Price Index: The average renewal lease rate change is reported as the percentage change between the average renewal lease rate and the average expiring lease rate, weighted by GATX’s North American fleet composition, excluding boxcars. WEAK MARKET

9 North America Fleet Diversification 31% General Service Tank 11% High Pressure 9% Other Specialty Tank 4% Other 3% Specialty Covered Hoppers 6% Pneumatic Covered Hoppers 14% Gravity Covered Hoppers 8% Open-top Cars 14% Boxcars 50% TANK 50% FREIGHT As of 12/31/2017 The diversity and balance of our North American fleet helps us maintain high utilization Approximately 13,500 flammable liquid tank cars; fewer than 3% with a modification deadline before 2023 1 TAN 49 FREI

10 Railcar Leasing Market Conditions  Significant railcar oversupply  Approximately 19% of industry fleet remains idle  New railcar backlog still above historical averages  Rail freight demand remains tepid  Volume improvements not broad based  Supply/demand imbalance exacerbated by speculative orders from new market entrants  Banks, private equity and finance companies seeking yield  Lack of connection to ultimate car user results in poor investment decisions  Railcar lease rates remain at low levels INDUSTRY BACKLOGS160,000 140,000 120,000 100,000 80,000 60,000 40,000 20,000 ’99 ’00 ’01 ’02 ’03 ’04 ’05 ’06 ’07 ’08 ’09 ’10 ’11 ’12 ’13 ‘14 ’15 ’16 ‘17 Number of Tank Number of Freight Railway Supply Institute as of January 2018

11 The Industry Continues to Add to the Fleet (45) 54 9 2017 Attrition & Fleet Growth of the North American Fleet (in 000’s) Gross Attrition New Builds Net Fleet Change • AAR reports 19% of the North American Fleet idle for 60 days or longer Source: AAR & UMLER

12 GATX Strategy in this Environment  Outperform the competition – Maintain focus on utilization; highest reported utilization in North America – Leverage the strength of our full service offering, diversity of our fleet and depth of customer relationships – Displace competitors  Continue to practice a disciplined capital allocation strategy  Execute cyclically aware management of lease terms and assets  Pursue investment opportunities as market slowly recovers – New railcar orders – Struggling fleets

13 96% 97% 95% 97% 95% 97% 96% 97% 90% 91% 92% 93% 94% 95% 96% 97% 98% 99% 100% 2007 2009 2011 2013 2015 2017 GATX Rail International Overview FLEET COUNT 23,000+ in Europe 1000+ in India 150+ in Russia CAR TYPE COUNT 35+ AVERAGE FLEET AGE 18 Years NUMBER OF CUSTOMERS 225+ MAJOR COUNTRIES OF OPERATIONS Germany, Poland, Austria, The Netherlands, Hungary, Czech Republic, Switzerland INDUSTRIES SERVED BY GRE2017 OVERVIEW GRE FLEET UTILIZATION 56% Refiners & Other Petroleum 25% Mining, Minerals & Aggregates, Chemistry 13% Railroads & Other Transports 6% Other 56% 25% 13% 6% Based on 2017 GRE Revenue As of 12/31/2017As of 12/31/2017

14 American Steamship Company Overview Based on 2017 ASC volume As of 12/31/2017 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Total Net Tons Carried by ASC (in millions) 37.2 37.3 35.7 21.2 28.0 28.4 29.7 28.8 30.5 26.5 25.4 27.8 ASC Vessels Operated 18 18 18 12 13 14 14 13 15 13 11 12 VESSEL COUNT 12 AVERAGE DIESEL POWERED FLEET AGE 40 Years CUSTOMER BASE 20+ MAJOR COMMODITIES CARRIED Iron Ore, Coal and Limestone ASC COMMODITIES CARRIED2017 OVERVIEW 52% 27% 20% 1% 52% Iron Ore 27% Coal 20% Limestone 1% Other

15 Rolls Royce Partners Affiliates Overview The RRPF portfolio has committed future lease receipts of more than $2.1 billion. RRPF OVERVIEW  GATX established its first partnership with Rolls-Royce plc in 1998  Total NBV of engines upon RRPF establishment was $350 million; today the NBV is approximately $3.8 billion  RRPF affiliates contribute meaningfully to GATX’s financial results  Lease aircraft spare engines to commercial airlines and Rolls- Royce plc – The largest Rolls-Royce aircraft spare engine portfolio in the industry, with 430+ engines As of 12/31/2017 Based on NBV of approximately $3.8 billion; 100% of RRPF’s portfolio as of 12/31/17 29% 25%13% 13% 6% 5% 9% RRPF ENGINE TYPES 29% Trent XWB (A350) 25% Trent 700 (A330) 13% V2500 (A320) 13% Trent 900 (A380) 6% Trent 800 (B777) 5% Trent 1000 (B787) 9% Other

Financial Discussion 120

17 2007 2009 2011 2013 2015 2017 Operating Cash Flow Portfolio Proceeds $969 $777 $619 $440 $328 $553 GATX is Well-Positioned with Strong Cash Flows  GATX has nearly $3.7 billion in committed future lease receipts  Our strong operating cash flow provides tremendous capital allocation flexibility GATX COMMITTED FUTURE LEASE RECEIPTS As of 12/31/2017 $ M I L L I O N S $ M I L L I O N S OPERATING CASH FLOW & PORTFOLIO PROCEEDS (Continuing Operations) $ 3 4 0 $ 3 6 4 $ 2 6 7 $ 2 4 4 $ 3 0 7 $ 3 7 0 $ 4 1 1 $ 4 5 8 $ 5 4 2 $ 2 9 3 $ 2 4 7 $ 1 5 6 $ 6 8 $ 8 4 $ 1 5 4 $ 2 8 9 $ 3 8 5 $ 2 6 4 $ 4 8 2 $ 1 2 3 As of 12/31/2017 $ 2 2 4 $ 6 2 9 $ 4 9 7 $ 1 6 6

18 PRIORITY 2  Manage the balance sheet  Maintain a solid investment grade rating of BBB/Baa2  Maintain capacity for opportunistic investments Capital Allocation Framework $763 $634 $781 $480 $585 $615 $770 $860 $1,031 $715 $621$603 2007 2009 2011 2013 2015 2017 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2007 2009 2011 2013 2015 2017 Cumulative Share Repurchase Cumulative Dividends PRIORITY 1  Invest in value-creating assets whereby GATX can leverage strengths to maximize shareholder value  $8.5 billion* of investments over the period shown PRIORITY 3  In lockstep with Priorities 1 and 2, return cash to shareholders  Over the period shown below, $1.6 billion returned to shareholders *Investment Volume and Non-cash Items CASH RETURNED TO SHAREHOLDERS LEVERAGE* (Recourse Debt/Equity)INVESTMENT VOLUME $ M I L L I O N S $ M I L L I O N S *Total Recourse Debt = On-Balance-Sheet Recourse Debt + Off Balance- Sheet Recourse Debt + Capital Lease Obligations + Commercial Paper and Bank Credit Facilities, Net of Unrestricted Cash As of 12/31/2017 As of 12/31/2017 As of 12/31/2017 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 2003 2005 2007 2009 2011 2013 2015 2017 Recourse Debt/Equity % of Secured Assets

19 Financial Results $2.54 $3.07 $3.49 $1.97 $1.59 $2.01 $2.81 $3.50 $4.48 $5.37 $5.77 $4.70 13% 14% 15% 9% 7% 9% 11% 13% 15% 18% 18% 13% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 0.00 1.00 2.00 3.00 4.00 5.00 6.00 7.00 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 EPS (left axis) ROE (right axis) Graph displays Diluted EPS Diluted EPS and ROE exclude Tax Adjustments and Other Items. See the Appendix for a reconciliation of these non-GAAP measures. $ P E R S H A R E

Appendix 120 6

21 Business Model: BUY EXPERIENCED INTERNAL CAPABILITIES DISCIPLINED INVESTMENT APPROACH COMPETITIVE ASSET COST OPPORTUNISTIC INVESTMENT GATX ADVANTAGE GATX achieves lower new car cost by placing large orders at appropriate points in the business cycle GATX focuses on achieving economically attractive and competitively advantaged new car costs GATX consistently identifies attractive opportunities across the business cycle GATX acquires railcars in the secondary market in North America, Europe, and India on an opportunistic basis GATX’s engineering team customizes railcar specifications to meet customer needs GATX’s quality team performs car inspections and quality control during the manufacturing process GATX recognizes that railcars are long-lived assets and that each investment is measured over decades GATX avoids chasing short- term, unsustainable market trends $0 $100 $200 $300 $400 $500 $600 $700 $800 2012 2013 2014 2015 2016 2017 Committed Order Secondary Market Spot $ M I L L I O N S As of 12/31/2017 GATX RAIL NORTH AMERICA RAILCAR ACQUISITION SOURCES

22 Business Model: LEASE GATX’s premium service to top-tier customers results in high fleet utilization, strong lease renewal success and customer satisfaction across the globe. CUSTOMER VALUE DELIVERY  Develop lease structures that fit customers’ needs  New Car Inspection Group ensures railcars meet GATX and customers’ specifications before acceptance CAR AVAILABILITY  Utilize multi-year committed orders with railcar manufacturers to maintain a steady stream of new car deliveries  Meet customers’ demands with large, diverse fleet TIME-IN-SERVICE  Assure maintenance capacity for railcar repairs  Minimize railcar issues and unexpected downtime  Assist customers in managing complex railcar regulatory environment CUSTOMER SERVICE  Responsive service representatives  Reduce administrative burden of railcar operations and handle complicated situations for our customers  MyGATXRail.com provides customer self-service, allowing instant access to fleet information

23 Business Model: SERVICE GATX has built a strong market position by focusing on full-service leasing in North America and Europe. MAINTENANCE  Customers rely on GATX to manage the complex process of maintaining railcars  Extensive maintenance network: more than 30 maintenance locations in North America and Europe  In 2017, GATX performed an aggregate of over 60,000 maintenance events in its owned and third-party maintenance network in North America and Europe ENGINEERING  GATX’s engineering team consists of mechanical, structural, and chemical engineers  GATX’s engineers tailor railcar solutions to meet customers’ needs, taking into consideration commodity carried, location, and layout of facilities  Develop railcar modification programs TRAINING  GATX provides important training to customers and first responders  GATX offers training at its headquarters, at customer sites, and through its TankTrainer™ mobile classroom TECHNOLOGY  MyGATXRail.com provides real-time fleet management capability and maintenance data to customers  Shop Portal provides GATX personnel with state-of-the-art technology for car inspection, maintenance instructions and reporting in real-time from the shop floor REGULATORY  As a full-service railcar lessor, GATX takes an active leadership role in the complex regulatory landscape  GATX leads several industry groups and agencies in North America and Europe As of 12/31/2017

Business Model: **MAXIMIZE VALUE**

GATX's fleet of well-maintained, modern railcars leased to quality customers allows us to realize significant remarketing income when we decide to offer cars in the secondary market. We also generate scrapping gains at the end of a railcar's useful life.

REMARKETING INCOME (Income from sale of owned assets)

- Capitalize on market peaks
- Helps to maintain a diversified, high-performing railcar fleet
- Over the last 10 years, GATX Rail North America generated an average of approximately $40 million of remarketing income per year

Rail North America	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
Approximate # of railcars sold	2,800	700	1,400	1,800	2,000	3,700	2,700	3,900	2,700	1,600
Remarketing income ($ millions)	$31.4	$13.8	$17.4	$27.4	$45.7	$54.5	$62.6	$67.4	$46.3	$44.6

SCRAPPING GAINS

- GATX typically realizes gains when railcars are scrapped at the end of useful lives
- Over the last 10 years, GATX Rail North America and Rail International generated an average of approximately $16 million of scrapping gains per year

Rail North America and Rail International	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
Approximate # of railcars scrapped	4,300	4,400	3,700	3,700	2,700	3,100	3,200	2,600	3,900	4,800
Scrapping gains ($ millions)	$29.4	$9.7	$18.0	$27.0	$19.2	$20.7	$16.1	$9.5	$3.2	$8.5

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25 North America – Industry Railcar Ownership RAILROADS (19%)  Ownership of railcars has been declining  Virtually no tank car ownership due to complexities and regulations  Focus of capital investment on infrastructure LESSORS (53%)  Shift from railroad- and shipper- owned railcars to lessor market share  Lessors dominate the tank car segment due to complex services and compliance requirements UMLER as of January 2018 SHIPPERS (18%)  Shipper market share has been relatively constant since 2008 at ~18%  Alternative focus of capital on core business versus railcar investments TTX (10%)  Fleet is predominantly focused on intermodal, flat cars, and boxcars  Overall market share has remained steady since 2008 at ~10% of the North American fleet NORTH AMERICAN FLEET BY CAR TYPE 33% Covered Hopper 22% Open Top 25% Tank 8% Flat 8% Boxcar 4% Intermodal 33% 22% 25% 8% 8% 4% Approximately 1.6 million railcars 53% 10% 18% 19%

26 North America – Lessor Market Share LESSOR TANK CARS  Approximately 408,000 tank cars in North America – 80% of tank cars are owned by lessors, with the balance owned by shippers  GATX is the second largest tank car lessor UMLER as of January 2018 LESSOR FREIGHT CARS  Approximately 1.2 million freight cars in North America – Ownership is more balanced across owner types than tank  44% lessors, 25% railroads, 18% shippers, and 13% TTX Based on more than 854,000 lessor-owned railcars 15% 16% 17% 12% 13% 6% 21% NORTH AMERICAN LEASING SHARE 15% GATX 16% Union Tank Car 17% Wells Fargo 12% Trinity 13% CIT 6% SMBC 21% Other Based on approximately 326,000 lessor-owned tank cars 19% 37%16% 9% 8% 11% NORTH AMERICAN TANK CAR LEASING SHARE 19% GATX 37% Union Tank Car 16% Trinity 9% CIT 8% SMBC 11% Other

27 42% 25% 8% 4% 3% 3% 3% 12% CAR TYPE COMMODITIES CARRIED Liquid Petroleum Products Light mineral oil (gasoline, jet fuel, diesel oils, light heating oils), Dark mineral oil (heavy heating oils, lubricating oils, coal tar, bitumen, asphalt), crude oil LPG Propane, Butane, Propylene, Butadiene, Light carbohydrate fractions, Cooling gas mixtures Chemical Liquid fertilizers, Acids (Hydrochloric, Sulphur, Phosphoric, etc.), Bases (Carbohydrates, Solutions, Soda lye, Sodium Hypochlorite, etc.), Aromatics (Benzene, Toluene, Xylenes, Phenol, etc.), Liquid sulphur, Hydrogen peroxide, Resins and glues, Solvents Freight/Powder Lime, Cement, Coal, Coke, Gravel, Sand, Silica sand 60%17% 13% 10% GATX Rail Europe Approximately 23,000 railcars as of 12/31/2017Based on 2017 GRE Revenues Nearly 75% of GRE’s revenue is generated in Germany, Poland, and Austria – strong rail freight transport economies. GEOGRAPHIES SERVED FLEET STRUCTURE 60% Liquid Petroleum Products 17% LPG 13% Chemical 10% Other 42% Germany 25% Poland 8% Austria 4% The Netherlands 3% Hungary 3% Czech Republic 3% Switzerland 12% Other

RECONCILIATION OF NON-GAAP MEASURES 28

Reconciliation of Non-GAAP Measures – Net Income Measures

Net Income *(in millions)*	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
Net income (GAAP)	$ 183.8	$ 194.8	$ 81.4	$ 80.8	$ 110.8	$ 137.3	$ 169.3	$ 205.0	$ 205.3	$ 257.1	$ 502.0
Adjustments attributable to consolidated pre-tax income:											
Railcar impairment at Rail North America	-	-	-	-	-	-	-	-	-	29.8	-
Net loss (gain) on wholly owned Portfolio Management marine investments	-	-	-	-	-	-	-	-	9.2	2.5	(1.8)
Residual sharing settlement at Portfolio Management	-	-	-	-	-	-	-	-	-	(49.1)	-
Early retirement program	-	-	-	-	-	-	-	-	9.0	-	-
Litigation recoveries	-	-	-	(6.5)	(3.2)	-	-	-	-	-	-
Leveraged lease adjustment	-	-	-	-	(5.5)	-	-	-	-	-	-
Gain on sale of office building	-	(12.0)	-	-	-	-	-	-	-	-	-
Environmental reserve reversal	-	(8.2)	-	-	-	-	-	-	-	-	-
Total adjustments attributable to consolidated pre-tax income	$ -	$ (20.2)	$ -	$ (6.5)	$ (8.7)	$ -	$ -	$ -	$ 18.2	$ (16.8)	$ (1.8)
Income taxes thereon, based on applicable effective tax rate	$ -	$ 3.8	$ -	$ 2.4	$ 2.0	$ -	$ -	$ -	$ (6.9)	$ 7.2	$ 0.7
Other income tax adjustments attributable to consolidated income:											
Income tax rate changes	(17.1)	-	-	-	-	0.7	-	-	14.1	-	-
GATX income taxes on sale of AAE	-	-	-	-	-	-	23.2	-	-	-	-
Impact of the Tax Cuts and Jobs Act enacted in 2017	-	-	-	-	-	-	-	-	-	-	(315.9)
Foreign tax credit utilization	-	-	(7.4)	-	-	(4.6)	(3.9)	-	-	(7.1)	-
Tax benefits upon close of tax audits	-	-	-	(9.5)	(4.8)	(15.5)	-	-	-	-	-
Deferred tax benefit from the expiration of the statute of limitations on a tax position taken	-	(6.8)	-	-	-	-	-	-	-	-	-
Total other income tax adjustments attributable to consolidated income	$ (17.1)	$ (6.8)	$ (7.4)	$ (9.5)	$ (4.8)	$ (19.4)	$ 19.3	$ -	$ 14.1	$ (7.1)	$ (315.9)
Adjustments attributable to affiliates' earnings, net of taxes:											
Net loss (gain) on Portfolio Management affiliate	-	-	-	-	-	-	-	-	11.9	(0.6)	-
Income tax rate changes	(3.0)	-	-	(1.9)	(4.1)	(4.6)	(7.6)	-	(7.7)	(3.9)	-
Pre-tax gain on sale of AAE	-	-	-	-	-	-	(9.3)	-	-	-	-
Interest rate swaps at AAE	-	3.3	20.7	9.3	(0.2)	20.5	(6.9)	-	-	-	-
Total adjustments attributable to affiliates' earnings, net of taxes	$ (3.0)	$ 3.3	$ 20.7	$ 7.4	$ (4.3)	$ 15.9	$ (23.8)	$ -	$ 4.2	$ (4.5)	$ -
Net Income, excluding tax adjustments and other items (non-GAAP)	$ 163.7	$ 174.9	$ 94.7	$ 74.6	$ 95.0	$ 133.8	$ 164.8	$ 205.0	$ 234.9	$ 235.9	$ 185.0

Earnings per Share	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
Diluted earnings per share (GAAP)	$ 3.43	$ 3.88	$ 1.70	$ 1.72	$ 2.35	$ 2.88	$ 3.59	$ 4.48	$ 4.69	$ 6.29	$ 12.75
Diluted earnings per share, excluding tax adjustments and other items (non-GAAP)	$ 3.07	$ 3.49	$ 1.97	$ 1.59	$ 2.01	$ 2.81	$ 3.50	$ 4.48	$ 5.37	$ 5.77	$ 4.70

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Reconciliation of Non-GAAP Measures – Balance Sheet Measures

On- and Off-Balance Sheet Assets	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
Total assets (GAAP)	$4,723.2	$5,190.5	$5,206.4	$5,442.4	$5,846.0	$6,044.7	$6,535.5	$6,919.9	$6,894.2	$7,105.4	$7,422.4
Off-balance sheet assets:											
Rail North America	1,230.1	1,056.5	1,012.1	968.1	884.5	863.5	887.9	606.1	488.7	456.5	435.7
ASC	-	-	-	-	-	21.0	16.5	11.7	6.8	2.6	-
Portfolio Management	5.8	4.7	4.0	3.4	2.6	-	-	-	-	-	-
Total off-balance sheet assets	$1,235.9	$1,061.2	$1,016.1	$ 971.5	$ 887.1	$ 884.5	$ 904.4	$ 617.8	$ 495.5	$ 459.1	$ 435.7
Total assets, as adjusted (non-GAAP)	$5,959.1	$6,251.7	$6,222.5	$6,413.9	$6,733.1	$6,929.2	$7,439.9	$7,537.7	$7,389.7	$7,564.5	$7,858.1

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